UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

July 10, 2017

Date of report (Date of earliest event reported)

Nexvet Biopharma

public limited company

(Exact Name of Registrant as Specified in Its Charter)

Ireland	001-36828	98-1205017
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

Unit 5, Sragh Technology Park

Rahan Road, Tullamore

Co. Offaly, R35 FR98, Ireland

(Address of principal executive offices, including zip code)

+353 5793 24522

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☒

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Effective July 10, 2017, the shareholders of Nexvet Biopharma public limited company (“Nexvet”) adopted amendments to Nexvet’s Constitution (as amended, the “Amended Constitution”). The amendments were disclosed in the definitive proxy statement filed by Nexvet with the Securities and Exchange Commission on June 2, 2017 (the “Proxy Statement”) and are also set forth in Item 5.07 below, which disclosures are incorporated by reference herein. Capitalized terms used but not defined herein have the meanings ascribed to them in the Proxy Statement.

The foregoing description of the Amended Constitution is qualified in its entirety by the full text of the Amended Constitution attached hereto as Exhibit 99.1, which is incorporated by reference herein.

Item 5.07 Submission of Matters to a Vote of Security Holders.

On April 13, 2017, Nexvet and Zoetis entered into the Transaction Agreement for the recommended Acquisition of Nexvet by Zoetis through Bidco, whereby Bidco would acquire all of the issued and to be issued ordinary share capital of Nexvet for cash by means of a “scheme of arrangement” under Irish law. As part of this process, Irish law requires Nexvet to file a draft of the Proxy Statement with the Irish Takeover Panel and the Irish High Court. After reviewing this disclosure and considering related information, the Irish High Court ordered and directed Nexvet to hold the Scheme Meeting on July 10, 2017 at 10:00 a.m. (Irish Time), to be followed by the EGM on the same date at 10:30 a.m. (Irish Time). On June 2, 2017, Nexvet filed the Proxy Statement with the SEC in connection with these two Meetings. On June 30, 2017, Nexvet made application to the Irish High Court to file a supplement to the Proxy Statement containing disclosure on matters relating to the Evercore Fairness Opinion, which disclosures the Company regards as immaterial. After the Irish High Court’s approval, Nexvet filed the supplement that day.

On July 10, 2017, Nexvet held the Scheme Meeting and the EGM. Of the 11,916,712 ordinary shares of Nexvet outstanding and entitled to vote as of May 30, 2017, the Voting Record Time for the Meetings, a total of 9,472,249 and 9,060,953 ordinary shares were represented in person or by proxy at the Scheme Meeting and the EGM, respectively, which constituted a quorum. Set forth below are the proposals on which Nexvet’s shareholders voted at the Scheme Meeting and the EGM and the voting results for each proposal.

Scheme Meeting

1. Nexvet’s shareholders approved a proposal (the “Scheme Proposal”) to approve the Scheme, in its original form or with or subject to any modification(s), addition(s) or condition(s) approved or imposed by the Irish High Court, with voting results as follows:

Votes For	Votes Against	Abstentions	Broker Non- Votes
9,469,894	1,710	645	0

The votes for Scheme Proposal constituted 99.9% of the votes cast on the proposal, with votes for the proposal by 62 of the 63 voting shareholders.

Extraordinary General Meeting

1. Nexvet’s shareholders approved a proposal (the “MA Amendment Proposal”) to amend the memorandum of association of Nexvet to broaden its objects in order to enable it to implement the Scheme, with voting results as follows:

Votes For	Votes Against	Abstentions	Broker Non- Votes
9,058,142	2,561	250	0

The votes for the M&A Amendment Proposal constituted 99.9% of the votes cast on the proposal.

2. Nexvet’s shareholders approved a proposal (the “Scheme Action Proposal”) to approve the Scheme and authorize the Nexvet Directors to take such action as they consider necessary or appropriate to carry the Scheme into effect, with voting results as follows:

Votes For	Votes Against	Abstentions	Broker Non- Votes
9,058,142	2,561	250	0

The votes for the Scheme Action Proposal constituted 99.9% of the votes cast on the proposal.

3. Nexvet’s shareholders approved a proposal (the “Cancellation Proposal”) to cancel the Cancellation Shares pursuant to Section 84 of the Act, with voting results as follows:

Votes For	Votes Against	Abstentions	Broker Non- Votes
9,056,507	2,569	1,877	0

The votes for Cancellation Proposal constituted 99.9% of the votes cast on the proposal.

4. Nexvet’s shareholders approved a proposal (the “Allotment Proposal”) to authorize the directors of Nexvet to effect the allotment of the New Nexvet Shares and to apply the reserve in the books arising upon the cancellation described above in paying up in full at par New Nexvet Shares, with voting results as follows:

Votes For	Votes Against	Abstentions	Broker Non- Votes
9,057,759	2,819	375	0

The votes for the Allotment Proposal constituted 99.9% of the votes cast on the proposal.

5. Nexvet’s shareholders approved a proposal (the “Articles Amendment Proposal”) to amend the Nexvet Articles so that any Nexvet Shares, other than any allotted and issued to Bidco and/or its nominee(s), allotted and issued following the Voting Record Time will either be subject to the terms of the Scheme or will be immediately and automatically acquired by Bidco for the same consideration per Nexvet Share as shall be payable to Nexvet Shareholders by Bidco under the Scheme, with voting results as follows:

Votes For	Votes Against	Abstentions	Broker Non- Votes
9,057,967	2,561	425	0

The votes for the Articles Amendment Proposal constituted 99.9% of the votes cast on the proposal.

6. Nexvet’s shareholders approved a proposal (the “EDS Cancellation Proposal”) to cancel the Euro Deferred Shares pursuant to Section 84 of the Act, with voting results as follows:

Votes For	Votes Against	Abstentions	Broker Non- Votes
9,055,507	2,561	2,885	0

The votes for the EDS Cancellation Proposal constituted 99.9% of the votes cast on the proposal.

Having obtained shareholder approval of the foregoing resolutions at the EGM, it was not necessary for Nexvet Shareholders to consider and vote on the proposal to adjourn the EGM to solicit additional proxies.

Item 8.01 Other Events.

On July 10, 2017, Nexvet issued an announcement (the “Rule 17 Announcement”) pursuant to Rule 17 of the Irish Takeover Panel Act, 1997, Takeover Rules 2013, regarding the voting results for the Meetings. The Rule 17 Announcement is attached hereto as Exhibit 99.2 and incorporated by reference herein.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit	Description
99.1	Amended Constitution
99.2	Rule 17 Announcement, dated July 10, 2017

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Nexvet Biopharma public limited company

By:	/s/ Mark Heffernan, Ph.D.
Name:	Mark Heffernan
Its:	Chief Executive Officer

Date: July 10, 2017